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YuMe, Inc.

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On May 9, 2016, YuMe, Inc. issued the following press release:

YUME FILES INVESTOR PRESENTATION

Details Strategic Plan for Creating Stockholder Value and the Company’s Strong Momentum, Positive

Operating Performance and Track Record of Stockholder Engagement

Urges Stockholders to Vote for YuMe’s Two Director Nominees by Voting FOR on the WHITE Proxy Card

Today

Redwood City, Calif. – May 9, 2016 – YuMe, Inc. (NYSE: YUME) (the “Company”), the global audience technology company powered by data-driven insights and multi-platform expertise, today announced that it has filed an investor presentation with the U.S. Securities and Exchange Commission (the “SEC”) to assist stockholders in making an informed decision regarding the election of its two Director nominees to the Company’s Board at YuMe’s 2016 Annual Meeting of Stockholders on May 27, 2016.

The presentation details YuMe’s strategic plan for creating and enhancing stockholder value, the Company’s strong momentum and operating performance in a challenging digital advertising environment, and its clear track record of constructive engagement with stockholders.

Derek Harrar and Craig Forman, who were appointed to YuMe’s Board in 2015 following constructive dialogue with, and referrals from, YuMe’s then largest stockholders, are standing for election to the Company’s Board of Directors at the Annual Meeting. YuMe urges stockholders to vote “FOR” the Company’s highly qualified, independent director nominees on the WHITE proxy card today, and to reject the candidates set forth by VIEX Opportunities Fund, LP (“VIEX”), who to date have not articulated any clear strategy to drive long-term value for stockholders.

The investor presentation is set forth below:

YuMe
Investor Presentation
May 2016

YuMe
FORWARD - LOOKING STATEMENTS
THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH INVOLVE RISKS AND UNCERTAINTIES. THESE FORWARD-LOOKING STATEMENTS INCLUDE BUT ARE NOT LIMITED TO STATEMENTS REGARDING OUR INDUSTRY, MARKET OPPORTUNITIES, STRATEGIC PLAN AND BUSINESS PROSPECTS, AS WELL AS THE PROPOSED DIRECTOR NOMINEES. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, AMONG OTHERS, THAT HISTORICAL GROWTH RATES AND RESULTS MAY NOT BE INDICATIVE OF FUTURE PROSPECTS AND RESULTS; OUR BUSINESS IS SUBJECT TO ECONOMIC DOWNTURNS; WE MAY EXPERIENCE UNFORESEEN DIFFICULTIES IN EXECUTING ON OUR BUSINESS STRATEGY; POTENTIAL CHANGES IN OUR BOARD LEADERSHIP MAY ADVERSELY IMPACT OUR ABILITY TO EXECUTE ON OUR STRATEGIC PLAN; PRICING STRATEGIES OR PRODUCT INNOVATION OF OUR COMPETITORS COULD IMPACT OUR RESULTS; AND RESULTS OF STOCKHOLDER VOTES AT OUR ANNUAL MEETING MAY REQUIRE US TO CHANGE OUR BUSINESS STRATEGY. FOR MORE INFORMATION ABOUT THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED IN OUR FORWARD-LOOKING STATEMENTS, AS WELL AS RISKS RELATING TO OUR BUSINESS IN GENERAL, WE REFER YOU TO THE “RISK FACTORS” SECTION OF YUME’S MOST RECENT QUARTERLY REPORT ON FORM 10-Q AND ANNUAL REPORT ON FORM 10-K, WHICH ARE AVAILABLE ON THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION AT WWW.SEC.GOV. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON CURRENT EXPECTATIONS AND YUME ASSUMES NO OBLIGATION TO UPDATE THIS INFORMATION.
TO SUPPLEMENT OUR CONSOLIDATED FINANCIAL STATEMENTS, WHICH ARE PREPARED AND PRESENTED IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”), WE REPORT ADJUSTED EBITDA, WHICH IS A NON-GAAP FINANCIAL MEASURE. WE CALCULATE ADJUSTED EBITDA AS NET INCOME (LOSS), EXCLUDING INCOME TAXES, INTEREST, DEPRECIATION AND AMORTIZATION, STOCK-BASED COMPENSATION AND NON-RECURRING PROXY CONTEST EXPENSES. WE BELIEVE THAT ADJUSTED EBITDA PROVIDES USEFUL INFORMATION TO INVESTORS IN UNDERSTANDING OUR OPERATING RESULTS IN THE SAME MANNER AS MANAGEMENT AND THE BOARD OF DIRECTORS. THIS NON-GAAP INFORMATION IS NOT NECESSARILY COMPARABLE TO NON-GAAP INFORMATION PRESENTED BY OTHER COMPANIES. NON-GAAP FINANCIAL INFORMATION SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR, OR SUPERIOR TO, FINANCIAL INFORMATION PREPARED IN ACCORDANCE WITH GAAP. USERS OF THIS NON-GAAP FINANCIAL INFORMATION SHOULD CONSIDER THE TYPES OF EVENTS AND TRANSACTIONS FOR WHICH ADJUSTMENTS HAVE BEEN MADE.
WE INCLUDED ADJUSTED EBITDA IN THIS PRESENTATION BECAUSE IT IS A KEY MEASURE WE USE TO UNDERSTAND AND EVALUATE OUR CORE OPERATING PERFORMANCE AND TRENDS, TO PREPARE AND APPROVE OUR ANNUAL BUDGET AND TO DEVELOP SHORT- AND LONG-TERM OPERATIONAL PLANS. IN PARTICULAR, WE BELIEVE THAT ADJUSTED EBITDA CAN PROVIDE A USEFUL MEASURE FOR PERIOD-TO-PERIOD COMPARISONS OF OUR OPERATING RESULTS BECAUSE IT EXCLUDES SOME EXPENSES THAT MAY MASK UNDERLYING TRENDS.
IN THE TABLE FOLLOWING THE PRESENTATION, THE NON-GAAP FINANCIAL MEASURES USED IN THIS PRESENTATION ARE RECONCILED TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURE. WITH RESPECT TO ADJUSTED EBITDA EXPECTATIONS, QUANTITATIVE RECONCILIATION TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURE IS NOT FEASIBLE, BECAUSE UNPREDICTABLE FLUCTUATIONS IN OUR STOCK PRICE MAKES IT DIFFICULT TO ESTIMATE ACCURATELY FUTURE STOCK-BASED COMPENSATION EXPENSES THAT ARE EXCLUDED FROM THESE NON-GAAP FINANCIAL MEASURES. WE EXPECT THAT THE VARIABILITY OF THE ABOVE CHARGES MAY HAVE A SIGNIFICANT AND UNPREDICTABLE IMPACT ON OUR FUTURE GAAP FINANCIAL RESULTS.

YuMe
Table of Contents
I . Executive Summary
II. Overview of YuMe
III. YuMe’s Leadership and Stewardship
IV. VIEX Is Wrong For Your Investment

YuMe
I. Executive Summary

YuMe
Overview of YuMe
Delivering Audiences That Matter to TV brands
• YuMe, Inc. (“YuMe” or the “Company”) is a leading independent provider of digital video brand advertising solutions headquartered in Redwood City, California
• In the large and growing digital video advertising market, YuMe’s proprietary technologies serve the specific needs of brand advertisers and enable them to find and target large, brand-receptive audiences across a wide range of internet-connected devices and digital media properties
• Given the fragmentation of addressable audiences that both advertisers and publishers now face in an age where viewers and advertisers are transitioning towards digital mediums, YuMe has developed through its cost efficient R&D capabilities to develop end- to-end platforms and services that simplify the complexity of the fragmented digital video advertising market
• YuMe is capitalizing on the compelling dynamics in the large and growing digital video advertising market
• Despite the headwinds that have affected the entire ad tech industry, YuMe has developed and executed on a strategy that is demonstrating significant traction in the fourth quarter of fiscal 2015 and first quarter of 2016, and is demonstrated in our guidance for 2016
YuMe
Advertisers
Unlocking Audience
Value
Publishers

YuMe

YuMe's Strategy to Address the Digital Video Advertising Market

Digital Video Advertising is a Large and Dynamic Growth Market

- Dramatic shifts in consumer viewing behavior are creating a new era for digital brand advertising – redefining traditional brand advertising
- Large brand advertisers are beginning to reallocate more of their video advertising budgets away from television and toward digital video
- These advertisers are in the early stages of buying and managing their digital video advertising campaigns on an automated, or "programmatic," basis through software platforms

Yume's Software Platform Allows TV Brand Advertisers to Deliver Video Advertising To Consumers Across All Digital Platforms



Global Digital Advertising Spend
($ in billions)
CAGR: 14.8%
CAGR: 9.8%
$119.8
$137.5
$154.3
$171.1
$187.7
$204.0
2013A
2014A
2015E
2016E
2017E
2018E

Source: eMarketer, March 2014



U.S. Programmatic Digital Video Advertising Spend
($ in billions)
CAGR: 59.8%
$0.6
$2.9
$5.4
$7.4
2014A
2015E
2016E
2017E

Source: eMarketer, October 2015

YuMe expects to capitalize on the growth opportunities in the digital video advertising market by further continuing to leverage our software and data-sciences advertising platform to drive better TV-like advertising campaign performance for our brand advertisers as they expand into digital video advertising

The launch of our YuMe for Publishers programmatic offering in 2015 makes us the only independent provider of video-specific programmatic offerings that serve both the demand-side (advertisers/agencies) and the supply-side (publishers) of the video advertising ecosystem

6

YuMe
The Ad Tech Market Has Faced a Number of Secular Headwinds
Share prices in the public online ad platform industry have experienced pressure for three reasons:
[1] uncertainty around valuation approaches, [2] questions around forecast ability, and [3] lack of investor understanding by the broader investment community
Total Shareholder Return Since YuMe IPO – YuMe 40%
Performed Above Peers
28.4% 26.0% 20%
–
(20%) (40%) (60%) (56.4%)
YuMe (80%)
Selected Peer Group Median (77.5%)
S&P 500 Index (100%)
Russell 3000 Index
Aug-13 Nov-13 Feb-14 May-14 Aug-14 Nov-14 Feb-15 May-15 Aug-15 Nov-15 Feb-16 May-16
Total Shareholder Return YTD – Strategy Demonstrates Traction
25% 20% 15% 10% 5% – (5%) (10%) (15%) (20%) (25%)
11.7% (12.1%) YuMe Selected Peer Group Median
1/1/16
1/15/16
1/29/16
2/12/16
2/26/16
3/11/16
3/25/16
4/8/16
4/22/16
5/6/16
Source: Bloomberg
Note: “Total Shareholder Return Since YuMe IPO” is a monthly chart while “Total Shareholder Return YTD” is a daily chart
Note: Selected Peer Group consists of Criteo SA; Rocket Fuel Inc.; The Rubicon Project, Inc.; Tremor Video, Inc.; and TubeMogul, Inc.

YuMe
YuMe is Demonstrating Significant Results Executing on Its Strategic Plan
Critical Strong Momentum Shown in Strong Q4 2015 Results
$53.8M $1.0M 2pt 46.6%
Revenue Adjusted EBITDA EBITDA Margin Gross Margin Above Expectations
Improvement Expansion Within Target Range Compared to Q4 2014
Y - o - Y
9% 60% 19% 11%
Reduction in Of Advertisers Increase in Top 20
Increase in OpEx
Ran Campaigns Advertisers
Advertising Customers
Y- o - Y that Utilized 2+ Screen
Y - o - Y Exceeding $1 million in Lifetime
Categories Spend Y - o - Y
Continued Strong Momentum in Q1 2016 Results – Including Our First Quarter of
Profitable Adjusted EBITDA
$39.2M $3.0M $1.3M 47.8%
Revenue Adjusted EBITDA
Share Repurchase Gross Margin
Above Expectations Improvement
Since February 18 Within Target Range Compared to Q1 2015
$4.0M $2.4M 8% 3%
Reduction in Reduction in
Increase in Advertising Increase in
OpEx
Net Loss
Customers
Advertising Customers
Y - o - Y
Y - o - Y
Y - o - Y
Accounting for a Minimum of
$100,000 in TTM Revenue Y - o - Y
Our Q2 2016 Guidance Demonstrates YuMe’s Confidence in the Traction of Our Strategy
$40 - 43M
$0.5 - 2.0M
$6 - 10M
$1.0M
Revenue
Adjusted EBITDA
Managed Service
License Fee Revenue
Revenue
in 2H 2016
in 2H 2016

YuMe
YuMe’s Growth Strategy Has Received Strong Support from Wall Street Analysts
“Yume reported revenue 8.7% above consensus and adjusted EBITDA of $0.5M (v/s consensus of -1.9M), and guided 2Q above as well. The company feels like it is on the back side of a rough patch, with the programmatic efforts scaling and adding a few million in incremental revenue each quarter, and EBITDA above B/E consistently. Shares have traded from $2.50 to now $3.60+ in the past 6 months, and with the buyback in place we think should continue to grind higher towards our $5 price target.”
Deutsche Bank, May 5, 2016 (emphasis added)
“YUME delivered a solid 1Q print that exceeded top and bottom line expectations with gross margins that were at the high-end of its target range. 1Q16 also marked the first time the company posted positive adjusted EBITDA in the first quarter, which is seasonally the weakest. More importantly, in our view, is an expected return to growth in 2Q, and we received some initial guidance on the programmatic initiatives that have been underway for some time.”
Citi, May 5, 2016 (emphasis added)

YuMe
Experienced Board
Understanding Through Experience
Jayant Kadambi – Chairman & CEO since 2004
As a Co-Founder and current CEO, has a depth of experience with the Company and industry experience in areas of networking, hardware architecture and semiconductors
Daniel Springer – Lead Independent Director since 2013
Has extensive experience as a CEO and a member of several boards of directors
Craig Forman – Director since 2015 – Up for Election
Has public company board and industry experience in the areas of networks, media and advertising
Derek Harrar – Director since 2015 – Up for Election
Has public company board and industry experience in the areas of networks, media and video delivery
Adriel Lares – Director since 2013
Has expertise in finance, including accounting and financial reporting experience, as a CFO and in other finance roles
Ayyappan Sankaran – Director since 2004
As a Co-Founder and current CTO, has depth of experience with the Company and industry experience in software architecture, design and development in real time embedded systems and voice and data networks
Mitchell Habib – Director since 2013
Has extensive managerial experience and experience working with data and information measurement, particularly in connection with media and advertisements
Christopher Paisley – Director since 2012
Has expertise in finance, including accounting and financial reporting, experience as a CFO and in other finance roles and has extensive experience as a public company board member
Note: Dashed outline indicates Director that is up for election

YuMe
YuMe’s Board has a Demonstrated Record of Action and Shareholder Engagement
Consistent with our shareholder feedback, the Board and management team have taken concrete steps to cut costs, repurchase stock and add experienced independent directors to the Board
July 6, 2015
• Appoints Independent Director Craig Forman, following constructive dialogue with shareholders
October 2, 2015
• Appoints Independent Director Derek Harrar, a nominee of our then-largest shareholder, AVI Partners, following constructive dialogue with AVI Partners
October 1 – December 31, 2015
• Decreases total GAAP operating expenses by 9% year-over-year and 3% sequentially
February 18, 2016
• YuMe announces $10 million share repurchase program to be completed over the following 12 months
• Q4 results beat analyst expectations on revenue, adjusted EBITDA and net income
• Lead Independent Director emails Mr. Singer regarding the quarterly results, guidance and Cash Incentive Plan
March 4, 2016
• YuMe receives notice from VIEX of its intent to nominate two directors March 4 – May 9, 2016
• YuMe makes several settlement proposals, all of which VIEX summarily rejects
May 4, 2016
• YuMe reports solid 1Q16 results: $39.2M in revenue, above expectations; $3M adjusted EBITDA improvement YoY; $1.3M repurchased since February 18
September 17, 2015
• Eric Singer, founder and principal of VIEX Opportunities Fund, LP (“VIEX”) meets with management and states that although VIEX currently owns less than 5%, it expects to shortly disclose a position of more than 5%
October 7, 2015
• VIEX files 13D disclosing 5.2% stake
• Lead Independent Director meets with VIEX’s Eric Singer
January 13, 2016
• YuMe CEO and Director of IR meet with Mr. Singer at the Needham Growth Conference
February 19, 2016
• YuMe CEO and Director of IR discuss quarterly results with Mr. Singer
• Mr. Singer states intent to nominate two new directors and his wish to conduct a proxy contest; states that he would not be interested in settling
March 10, 2016
• YuMe CEO and Mr. Singer speak via phone; Mr. Singer states he has no intention of seeking a settlement with YuMe unless YuMe accepts all of his demands
• YuMe’s General Counsel contacts VIEX’s legal counsel to begin standard evaluation process of VIEX’s nominees; VIEX declined to participate
May 4, 2016
• Mr. Singer reiterates his demands that he personally must be on the Board and makes a new demand that YuMe should immediately issue a $35 million dividend
Since 2012, the Board has added six new independent directors with the relevant expertise necessary to compete in an ever-changing market environment
After shareholder engagement, the Board placed VIEX’s advisory proposal to declassify the Board in our proxy statement and has recommended that shareholders vote FOR this advisory proposal

YuMe
VIEX’s Lack of Specificity and Value Add
VIEX is Seeking to Replace Our Two Most Recent Board Members Who Possess
Significant Experience in the Ad Tech Space
We believe that VIEX has a track record of destroying shareholder value for shareholders(1)
The total shareholder return during Eric Singer’s tenure on boards is a significant concern for YuMe’s Board and we believe should be a concern for all of our shareholders
We believe VIEX and its nominees have no articulated plan for our business
Despite having provided VIEX with numerous opportunities to share their ideas for value creation at YuMe – they have failed to do so and have instead simply provided critiques and generalities
We believe that VIEX is solely interested in YuMe’s cash
We believe that VIEX’s singular demand for $35 million in a one-time special dividend demonstrates its near-term focus rather than demonstrating any commitment or ideas for long-term shareholder value
VIEX HAS NOT PROPOSED ANY PLANS TO CREATE VALUE
Don’t Let VIEX Stall YuMe’s Momentum in Exchange for Its Short-Term Propositions
VIEX Never Requested Board Representation Before Announcing Its Intent to Wage a Contest
VIEX has Refused to Allow Its Candidates to Undergo YuMe’s Normal-Course Nominee Evaluation Process
VIEX has Offered Only Short-Term Ideas that May Not Benefit the Business in the Long-Term
Despite YuMe’s numerous reasonable settlement proposals, VIEX has insisted that there is no opportunity for any settlement unless Eric Singer is personally on the Board and the Board commits to a massive one-time cash dividend
1. Note: See page 39

YuMe
YuMe’s Strategic Plan is Gaining Significant and Demonstrated Momentum
YuMe’s efforts are demonstrating significant momentum – YuMe’s Q4
’15 and Q1’16 results included our strongest quarters in two years,
As measured by adjusted EBITDA profitability
• YuMe continues to improve its engagement with larger brand advertisers, saw early traction in YuMe’s programmatic sales initiative, and continued to reduce its operating expenses
• Revenue and adjusted EBITDA exceeding the high end of the Company’s previously-issued guidance ranges
• Renewed traction with major advertisers, with 8% normalized year-over-year growth in our top 20 advertiser customers and a 33% increase year-over-year in customers exceeding $1 million in lifetime spend with us
• Gross margin returning to our long-term target range of 46% to 48% – 47.8% in Q1 ‘16
• GAAP operating expenses decreasing 9% year-over-year, and the expectation of reducing 2016 GAAP operating expenses by $4 million versus 2015
• Adjusted quarterly EBITDA margin expanding to 1.2% from (4.7%) in the year-ago period – YuMe is now creating positive adjusted EBITDA
• YuMe is poised to capitalize on the compelling dynamics in the large and growing digital video advertising market
Now is the wrong time to make significant changes at the Board level and simply issue a one-time special dividend of $35 million that could impede the continuing and demonstrated traction in executing on our strategic plan
We are already underway on our prudent $10 million share repurchase program – we have repurchased 347,000 shares, at an average price per share of $3.71, representing a total share purchase to date of $1.3 million. This buyback signals the Board’s confidence in our strategic plan

YuMe
The Correct Choice For Superior Shareholder Value is Clear
YUME
• Clear, well-defined strategic plan
• Traction of strategic plan is being demonstrated in Q4 ’15 and Q1 ‘16 financial results
• Commitment and history of responsiveness to shareholder views
VIEX
• No articulated strategy to drive value
• Focus on immediate one-time $35 million special dividend without regard to long-term shareholder value
• Lack of relevant experience to drive value
• History of destroying value while on boards
Maintaining the current composition of your Board will ensure the strategic actions underway will continue to progress
VIEX’s demand of an immediate $35 million cash dividend reveals its ultimate objectives regardless of the long-term consequences for YuMe and its shareholders

YuMe
II. Overview of YuMe

YuMe
Ad Tech Companies Have Faced a Number of Secular Headwinds
Share prices in the public online ad technology industry have experienced pressure for three reasons: [1] uncertainty around valuation approaches, [2] questions around forecast ability, and [3] lack of investor understanding by the broader investment community
Total Shareholder Return Since YuMe IPO
40%
28.4%
26.0%
20%
0%
-20%
-40%
-60%
(56.4%) YuMe
-80%
Selected Peer Group Median (77.5%)
S&P 500 Index
Russell 3000 Index
-100%
Aug-13 Nov-13 Feb-14 May-14 Aug-14 Nov-14 Feb-15 May-15 Aug-15 Nov-15 Feb-16 May-16
Source: Bloomberg, Capital IQ
Note: Monthly chart
Note: Selected Peer Group consists of Criteo SA; Rocket Fuel Inc.; The Rubicon Project, Inc.; Tremor Video, Inc.; and TubeMogul, Inc.

YuMe
Despite Secular Difficulties
The Outlook for Ad Tech Remains Strong
Global Digital Advertising Spend
($ in billions) CAGR: 9.8% $204.0 $187.7 CAGR: 14.8% $171.1 $154.3 $137.5 $119.8 2013A 2014A 2015E 2016E 2017E 2018E Source: eMarketer, March 2014
Global Internet Penetration (% of Mobile Phone Users) 40.4% 37.9% 35.5% 32.5% 29.4% 25.6% 23.1% 2008A 2009A 2010A 2011A 2012 A2013A 2014A Source: Internet Live Stats
U.S. Programmatic Digital Video Advertising Spend ($ in billions) CAGR: 59.8% $7.4 $5.4 $2.9 $0.6 2014A 2015E 2016E 2017E Source: eMarketer, October 2015
Global Smartphone Shipments
(in billions) CAGR: 7.5%
CAGR: 43.7% 1.7 1.8
1.4
1.5
1.3
1.0
0.7
0.5
0.3
2010A 2011A 2012A 2013A 2014A 2015E 2016E 2017E 2018E
Source: J.P. Morgan, January 2016

YuMe
Viewers and Advertisers are Transitioning Towards Digital Platforms
Growing Time Spent on Digital Platforms is Driving an Increase in Digital Advertising Spending
Time in Hours Spent Per Day With Major Media
Digital CAGR: 7.5%
TV CAGR: (2.0%)5:29 5:45 5:56 5:09
4:34 4:38 4:48 4:31 4:22
3:34 4:10 4:11 4:03 3:58
2011A 2012A 2013A 2014A 2015A 2016E 2017E
Digital TV
Percentage of Advertising
Spending Allocated to Digital Platforms
15.4%
14.0%
12.2%
10.0%
7.1%
2014A 2015A 2016E 2017E 2018E
U.S. Desktop, Laptop & Mobile Video Ad
Spending / Total U.S. Video Ad Spending
Digital video advertising is a large and dynamic growth market
• Dramatic shifts in consumer viewing behavior are creating a new era for digital brand advertising – redefining traditional brand advertising
• Large brand advertisers are beginning to reallocate more of their video advertising budgets away from television and toward digital video
• These advertisers are in the early stages of buying and managing their digital video advertising campaigns on an automated, or “programmatic,” basis through software platforms
Source: eMarketer, April 2016

YuMe
YuMe’s Solution
Yume’s Software Platform Allows TV Brand Advertisers To Deliver Video Advertising To Consumers Across All Digital Platforms
YuMe
Advertisers
Unlocking Audience Value
Publishers
YuMe expects to capitalize on the growth opportunities in the digital video advertising market by further continuing to leverage our software and data-sciences advertising platform to drive better TV-like advertising campaign performance for our brand advertisers as they expand into digital video advertising
YuMe is the only independent provider of video-specific programmatic offerings that serve both the demand-side (advertisers/agencies) and the supply-side (publishers) of the digital video advertising ecosystem

YuMe
Why YuMe is Unique
The Science Behind YuMe’s Strategy
• We believe that dramatic shifts in consumer viewing behavior are driving a new era for digital brand advertising — redefining traditional TV brand advertising
• By taking the influence and reach of TV and combining it with the science and accuracy of digital, we are building a platform for the next generation of TV brand advertising — The Science Behind Influence
• YuMe’s end-to-end platform and services simplify the complexity of this fragmentation using embedded software and data sciences
• Yume’s video-centric platform is able to optimize and coordinate cross-screen campaigns in one execution
CONSUMERS & ADVERTISERS SHIFTING

YuMe
YuMe’s Software and Data Science Platform
Built to Solve Marketer Problems
• Experts in connecting audiences with brands based on data and technology
• Experts in identifying quality
• Inventory in brand safe environments (PQI)
• Experts in understanding how audiences engage with the evolving ecosystem platforms and screens
Always on, always cross-screen
• Optimize and coordinate cross-screen campaigns in one execution
Connecting with the correct audience
• SDK based technology
• Continuous innovation in targeting and audience segmentation
Market and Creative Insight
• Continual data refreshing
• Allows advertisers to obtain current
strategic objectives in real time
• Informs future strategic objectives

YuMe
Current Business Model
Overview of Yume’s Business Model
Demand
• Global direct sales team targets major advertising agencies and brands
Supply
• Business development team targets professional video and other content developers (media partners) across website, mobile and tablet app developers, and connected television manufacturers
Revenue Generation
• Revenue generated through advertising campaigns placed with YuMe (insertion orders, 1-3 month contracts)
Campaign Optimization
• Internal ad ops teams use YuMe’s platform to optimize campaigns to meet advertisers’ goals
Partner Revenue Share
• Revenue booked “gross” with media partners paid on a revenue-share basis (payments are the vast majority of COGS)

YuMe
How We Make Money
Current Business Model
A Y P
Agencies & Advertisers
YuMe
Illustrative $10 Ad Sale
(Yume sells a video ad for a $10, that’s what advertisers and agencies pay YuMe)
46% of Every Ad Sale is Kept by YuMe
(YuMe keeps ~46% of each ad served – YuMe’s gross margin)
Publishers
54% of Every Ad Sale is Paid to Publishers
(YuMe pays the publisher and the ad is dynamically served by YuMe)

YuMe
Timeline of Events
Total Shareholder Return Since IPO
40%
20%
0%
-20%
-40%
-60%
-80%
October 22, 2013 Daniel Springer elected to the Board
May 23, 2014 Tony Carvalho named CFO
November 4, 2014 Hardeep Bindra appointed Executive Vice President, Operations
July 3, 2015 Craig Forman joined the Board
October 2, 2015 Derek Harrar joined the Board
October 7, 2015 VIEX filed initial Schedule 13D
-56.4%
-77.5%
YuMe
Selected Peer Group Median
Aug-13 Nov-13 Feb-14 May-14 Aug-14 Nov-14 Feb-15 May-15 Aug-15 Nov-15 Feb-16 May-16
Source: Bloomberg Note: Monthly chart
Note: Selected Peer Group consists of Criteo SA; Rocket Fuel Inc.; The Rubicon Project, Inc.; Tremor Video, Inc.; and TubeMogul, Inc.

YuMe
Timeline of Recent Events
Year-to-Date Total Shareholder Return
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
YuMe
Selected Peer Group Median
March 4, 2016 VIEX nominated two director candidates
March 6, 2016 James Soss appointed as Executive Vice President, General Manager North America
May 4, 2016 YuMe released Q1 ’16 Results
February 18, 2016 The Board authorized $10 million share repurchase program
February 18, 2016 YuMe released Q4 ’15 Results
11.7%
-12.1%
1/1/16 1/15/16 1/29/16 2/12/16 2/26/16 3/11/16 3/25/16 4/8/16 4/22/16 5/6/16
Source: Bloomberg Note: Daily chart
Note: Selected Peer Group consists of Criteo SA; Rocket Fuel Inc.; The Rubicon Project, Inc.; Tremor Video, Inc.; and TubeMogul, Inc.

YuMe
YuMe’s Strategic Plan is Gaining Significant and Demonstrated Momentum
• YuMe’s efforts are demonstrating significant momentum – YuMe’s Q4 ’15 and Q1 ’16 results included our strongest quarters in two years, as measured by adjusted EBITDA profitability
✓ YuMe continues to improve its engagement with larger brand advertisers, saw early traction in YuMe’s programmatic sales initiative, and continued to reduce its operating expenses
✓ Revenue and adjusted EBITDA exceeding the high end of the Company’s previously-issued guidance ranges
✓ Renewed traction with major advertisers, with 8% normalized year-over-year growth in our top 20 advertiser customers and a 33% increase year-over-year in customers exceeding $1 million in lifetime spend with us
✓ Gross margin returning to our long-term target range of 46% to 48% – 47.8% in Q1 ‘16
✓ GAAP operating expenses decreasing 9% year-over-year, and the expectation of reducing 2016 GAAP operating expenses by $4 million versus 2015
✓ Adjusted quarterly EBITDA margin expanding to 1.2% from (4.7%) in the year-ago period
✓ YuMe is poised to capitalize on the compelling dynamics in the large and growing digital video advertising market
Now is the wrong time to make significant changes at the Board level and simply issue a one-time special dividend of $35 million that could impede the continuing and demonstrated traction in executing on our strategic plan
We are already underway on our prudent $10 million share repurchase program – we have repurchased 347,000 shares, at an average price per share of $3.71, representing a total share purchase to date of $1.3 million. This buyback signals the Board’s confidence in our strategic plan

YuMe
Improving Direct Sales Force Execution
Increase Overall Revenue Performance and Enhance Revenue Generated From Large Brand Advertisers
Actions
• Sales team upgrades in major markets
• Re-engage major brand advertisers lost in Q2-2015
• Focus on key differentiation multi-screen breadth:
– Mobile
– Tablet
– Internet-connected televisions (CTV)
Results
Two Consecutive Quarters Beating Revenue
Guidance
$60.0
$50.0
$40.0
$30.0
$39.2
$37.5
$35.0
Q2-2015A Q3-2015A Q4-2015A Q1-2016A
High-End Guide Low-End Guide Actual
Two Consecutive Quarters Of Top 20
Advertiser Growth
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
10.9%
-12.7%
Q2-2015A & Q3-2015A Average Growth Q4-2015A & Q1-2016A Average
Growth
Management Expects To Return To Revenue Growth In 2016

Yume
III. YuMe’s Leadership and Stewardship

Yume
YuMe Has the Right Leadership in Place to Drive Greater Shareholder Value
•YuMe has a diverse, independent board with a strong mix of technology, media, business and finance expertise:
•Since 2012, the Board has added six new independent directors with the relevant expertise necessary to compete in an ever- changing market environment, and the Board plays an active and critical role in establishing the Company’s strategic direction; and
•In 2015, we engaged in constructive dialogue over several months with our then-largest shareholders to evaluate and, after a full vetting, appoint independent directors, Derek Harrar and Craig Forman, adding significant, highly relevant technology and digital video advertising industry operational and strategic experience to your Board
•Our independent, well qualified and experienced Board nominees up for election are Derek Harrar and Craig Forman
•Both:
•Were added to the Board within the last year
•Underwent a full vetting, including interviews with all Board members and the completion of our comprehensive director questionnaire; and
•Strengthen your Board through their important technology and media expertise, and skill sets that are highly complementary to the skills of our other directors
•Have each provided substantiated contributions to the Board and the evolution of our strategic actions since joining the Board

Yume
YuMe’s Independent Director Nominees are New to the Board and Uniquely Qualified to Help Enhance Shareholder Value
Derek Harrar
• Vast industry experience in networks, media and video delivery
• Advisor to private equity firms on TMT investment and operations strategies
• Extensive business development and financial expertise, including roles at Comcast and Morgan Stanley
• Public company board experience at Brightcove, a cloud and video delivery company
• Appointed in 2015; nominated by YuMe’s then largest shareholder
Craig Forman
• Vast industry experience in networks, media and digital advertising
• Senior management experience at EarthLink, Yahoo!, Time Warner and others
• Public company board experience at several digital media and advertising companies
• Appointed in 2015 in consultation with YuMe shareholders
• Silicon Valley product management expertise coupled with global media industry general management

Yume
Experienced Board with the Relevant Skills to Address the Dynamic Ad Tech Marketplace
Understanding Through Experience
Jayant Kadambi – Chairman & CEO since 2004
As a Co-Founder and current CEO, has a depth of experience with the Company and industry experience in areas of networking, hardware architecture and semiconductors
Daniel Springer – Lead Independent Director since 2013
Has extensive experience as a CEO and a member of several boards of directors
Craig Forman – Director since 2015
Has public company board and industry experience in the areas of networks, media and advertising
Derek Harrar – Director since 2015
Has public company board and industry experience in the areas of networks, media and video delivery
Adriel Lares – Director since 2013
Has expertise in finance, including accounting and financial reporting experience, as a CFO and in other finance roles
Ayyappan Sankaran – Director since 2004
As a Co-Founder and current CTO, has depth of experience with the Company and industry experience in software architecture, design and development in real time embedded systems and voice and data networks
Mitchell Habib – Director since 2013
Has extensive managerial experience and experience working with data and information measurement, particularly in connection with media and advertisements
Christopher Paisley – Director since 2012
Has expertise in finance, including accounting and financial reporting, experience as a CFO and in other finance roles and has extensive experience as a public company board member
Note: Dashed outline indicates Director that is up for election

Yume
YuMe Has a Demonstrated Record of Action and Shareholder Engagement
• YuMe continuously engages with its shareholders
• We are proud of our record of listening to, and implementing, constructive ideas that would foster long term value and good corporate governance:
• Consistent with shareholder feedback, we have been cutting costs
• Consistent with shareholder feedback, we have been buying back stock
• Consistent with shareholder feedback, we have added several new, independent board members in recent years including the two up for election; and
• We have heeded the requests of our largest shareholders and have placed VIEX’s advisory proposal to declassify our Board in our proxy statement and on our proxy card and we have recommended that shareholders vote FOR the proposal
• While we are executing on our share repurchase program, we acknowledge the views of some of our shareholders – our Board is committed to, and continues to assess appropriate returns of capital to our shareholders, but our Board strongly believes that certain actions should not be taken to simply appease the short-term demands of certain vocal shareholders

Yume
YuMe Has Made Numerous Efforts to Settle
Consistent with YuMe’s History of Effecting Change, the Board has Been Motivated in Seeking an Appropriate Settlement
• As discussed, YuMe has made considerable efforts over time to be responsive to often divergent shareholder views
• VIEX never asked for Board representation until it filed its nomination paperwork
• Since such time, YuMe has sought to explore reasonable settlement opportunities with Mr. Singer, but to no avail
☒YuMe requested that Mr. Singer and Mr. Nader participate in YuMe’s standard and appropriate director nominee review process conducted by our Nominating and Governance Committee – the identical process that Mr. Harrar and Mr. Forman, each proposed to us by large shareholders, went through
☒ Mr. Singer and Mr. Nader refused to do so
☒ YuMe offered reasonable options for additional directors to be added to the Board, or potential replacement directors on the Board
☒ Mr. Singer and Mr. Nader refused to do so
Mr. Singer has been singularly insistent that he personally be put on the Board, despite his of lack of applicable experience and his demonstrated track record of shareholder value destruction at companies where he has served as a director
Given Mr. Singer’s recent accumulation of YuMe shares and his repeated non-negotiable demands, in particular, a $35 million one-time special dividend, we are concerned that he is not interested in the long-term value enhancement of the Company but is simply interested in the potential for a short-term liquidity event for the benefit of Eric Singer’s short-term gain

YuMe
YuMe’s Actions Regarding Executive Compensation
YuMe’s Compensation Committee is Focused on the Alignment of Management’s Interests with the Long-Term Interests of Shareholders
• While the Company is not currently subject to the SEC’s advisory vote rules regarding “say on pay”, the Board, and, in particular, its Compensation Committee is focused on retaining and attracting critical talent in a highly competitive Silicon Valley employment market while ensuring that compensation is fairly aligned with shareholder value
• The Company’s 2016 Cash Incentive Plan is fully “formulaic” and based on key measures such as Net Revenue Growth and Adjusted EBITDA
• A few facts to set the record straight:
• While revenue grew by approximately 15% from FY 2013 to FY 2015, Mr. Kadambi’s total compensation was lower by approximately 12.5%
• Mr. Kadambi’s compensation is under the 50th percentile of market(1)
• Equity compensation, representing 59% of total compensation for named executive officers, now primarily consists of less dilutive RSUs rather than options
1. Source: Compensia

YuMe
IV. VIEX Is Wrong For Your Investment

YuMe
To Date, VIEX Has Not Put Forth a Compelling Plan to Create Long-Term Value
• Over the past eight months, we have actively engaged with VIEX, a shareholder only since August 2015, and have worked to find a reasonable and constructive resolution to its demands
• Nonetheless, VIEX nominated a slate of two nominees for election as directors at the Annual Meeting
• It’s important for shareholders to note:
– VIEX never requested Board representation before it announced its intent to wage a proxy contest
– VIEX has refused our Board’s ordinary course request to interview its nominees or to complete our customary directors’ questionnaire and since then, VIEX and their advisors have rebuffed multiple attempts to amicably resolve our differences in a reasonable manner; and – To date, VIEX has only offered short-term ideas, amounting to financial engineering for the short-term benefit of short-term shareholders
• Shareholders should be wary of VIEX’s hollow propositions, which lack concrete, strategic underpinnings for building the value of your investment
• Importantly, YuMe’s Board has been overseeing the execution of a comprehensive, thoughtfully developed strategic plan that is well calibrated to the opportunities and challenges posed by the digital video advertising industry, and this is not the time to go off-course

YuMe
VIEX has offered no plan for generating long-term shareholder value other than highlighting their “concerns”

YuMe
VIEX is Wrong for Your Investment – Pursuit of Short-Term Gain at the Expense of Long-Term Opportunity
VIEX Director Nominees Do Not Have the Requisite Industry or Board Experience to Add Value to Your Board
Eric Singer
• No relevant digital advertising, software, media, ad tech, or operational experience
• High turnover in board roles – average board tenure of one year; history as a short-term investor
• Five of six companies underperformed against the Russell 3000 Index during Mr. Singer’s board tenure, and four generated material negative total shareholder returns(1)
Elias Nader
• No public company board experience
• No media or ad tech experience
• Not independent of Mr. Singer
• Non-additive skill set
How can Elias Nader be independent of Eric Singer given their relationship at Sigma Designs? This is a question our Nominating and Governance Committee would have liked to have asked had they been prepared to go through our standard review process
1. Note: See page 39; excludes Mr. Singer’s tenure at Numerex Corp. which started on March 31, 2016

YuMe
Eric Singer’s Poor Public Board Track Record
Mr. Singer’s Median TSR as a Director is (7.0%) –
We Don’t Believe That This Makes Mr. Singer “an Agent for Change” 15% 10% 5% 0% -5% -10% -15% -20% -25% 11.0% -20.1%
Meru Networks Russell 3000 Index 4% 2.9% 2% 0% -2% -4% -6% -8% -10% -8.4%
TigerLogic Russell 3000 Index 10% 9.2% 8% 6% 4% 2% 0% -2% -1.1%
PLX Technology Russell 3000 Index 10% 5% 0% -5% -3.5% -10% -8.8% -15% -20%
Zilog Russell 3000 Index 50% 40.9% 40% 30% 20% 10% 0% -10% -20% -30% -40% -33.9%
Sigma Designs Russell 3000 Index
6% 4.5% 4% 2% 0% -2% -4% -6% -5.6%
-8% IEC Electronics Russell 3000 Index
Source: Bloomberg
Note: Excludes Mr. Singer’s tenure at Numerex Corp. which started on March 31, 2016

YUME
Which Group Will Be the Best Stewards of Your Investment?
Derek Harrar
Director
– Vast industry experience in networks, media and video delivery
– Public company board experience at Brightcove, a cloud and video delivery company
Craig Forman
Director
– Vast industry experience in networks, media and digital advertising
– Public company board experience at several digital media and advertising companies
Eric Singer
VIEX Nominee
– No relevant digital advertising, software, media, ad tech, or operational experience
– Track record of poor shareholder returns during public board tenures
Elias Nader
VIEX Nominee
– No public company board experience
– No media or ad tech experience
– Not independent of Mr. Singer
– Non-additive skill set

YUME
The choice is clear

Yume
The Choice is Clear
Support YuMe’s Compelling Plan to Drive Long-Term Profitable Growth
• Your Board and management continue to lay the foundation for significant shareholder value creation for years to come
• Key strategic initiatives are driving improved operating and financial performance
• We firmly believe your Board has the right blend of skills and capabilities to focus on doing what’s best for all YuMe shareholders
• We look forward to continued engagement with our shareholders and future updates on our progress

Yume
ADJUSTED EBITDA 3/31/16 RECONCILIATION
YUME, INC.
RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION
(IN THOUSANDS)
(UNAUDITED)
Three Months Ended March 31,
2016 % of Revenue 2015 % of Revenue
Net loss $(3,598) (9.2%) $(5,996) (14.9%)
Adjustments:
Interest expense 3 0.0% 2 0.0%
Income tax expense 55 0.1% 86 0.2%
Depreciation and amortization
expense 1,700 4.3% 1,356 3.4%
Stock-based compensation expense 2,172 5.5% 2,094 5.2%
Proxy contest expenses 157 0.4% — 0.0%
Total Adjustments 4,087 10.4% 3,538 8.8%
Adjusted EBITDA $489 1.2% $(2,458) (6.1%)

The investor presentation is available on the SEC’s website and at YuMe’s Annual Meeting website, www.YuMeStockholderValue.com.

If you have questions or need assistance voting your WHITE proxy card, please contact:

Innisfree M&A Incorporated

Stockholders in the U.S. and Canada may call toll-free: (888) 750-5834

Stockholders in other locations may call: + (412) 232-3651

Banks and Brokers may call collect: (212) 750-5833

About YuMe

YuMe, Inc. (YUME) is a leading provider of global audience technologies, curating relationships between brand advertisers and consumers of premium video content across a growing range of connected devices. Combining data-driven technologies with deep insight into audience behavior, YuMe offers brand advertisers end-to-end marketing software that establishes greater brand resonance with engaged consumers. It is the evolution of brand advertising for an ever-expanding video ecosystem. YuMe is headquartered in Redwood City, California, United States offices worldwide. For more information, visit YuMe.com/pr, follow @YuMeVideo and like YuMe on Facebook.

Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include but are not limited to statements regarding the proposed director nominees and YuMe’s future financial results. Actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, that historical growth rates and results may not be indicative of future growth rates and results; economic downturns and the general state of the economy; our ability to expand our customer base and increase sales to existing customers; unforeseen difficulties executing on our strategic activities; our ability to retain and hire necessary employees; the impact of seasonality on our business; our ability to successfully sell, integrate or maintain our programmatic solution; whether sufficient advertising customers or digital media property owners adopt our programmatic solution; our ability to develop innovative, new products and services on a timely and cost-effective basis; client acceptance of our products and services; unforeseen changes in expense levels; competition and the pricing strategies of our competitors, which could lead to pricing pressure; and the effect the announcement of the stockholder proposal and nominations may have on YuMe’s relationships with its stockholders and other constituencies and on our ongoing business operations. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of YuMe’s most recent Form 10-K and YuMe’s other filings, which are available on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov. These forward-looking statements are based on current expectations and YuMe assumes no obligation to update this information.

Important Additional Information

YuMe filed a proxy statement with SEC in connection with the solicitation of proxies for the 2016 Annual Meeting (the “Proxy Statement”) on April 14, 2016. YuMe, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2016 Annual Meeting. Information regarding the names of YuMe’s directors and executive officers and their respective interests in YuMe by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in YuMe’s securities have or will change following the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in YuMe’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on March 10, 2016. Details concerning the nominees of YuMe’s Board of Directors for election at the 2016 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF YUME ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other documents filed by YuMe free of charge from the SEC’s website, www.sec.gov. YuMe stockholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Secretary, YuMe, Inc., 1204 Middlefield Road, Redwood City, 94063.

Contacts

Investor Relations

YuMe, Inc.

Gary J. Fuges, CFA, 650-503-7875

ir@yume.com

Innisfree M&A Incorporated

Larry Miller / Jennifer Shotwell, 212-750-5833

Media Relations

Sard Verbinnen & Co

John Christiansen / Meghan Gavigan, 415-618-8750

jchristiansen@sardverb.com / mgavigan@sardverb.com